Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister as his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: March 23, 2017                        _David S. Goldstein
David S. Goldstein
Director, General Counsel Senior Vice President and                                 Secretary

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: __3/27/17_________________                _Michael W. Fry___________________
Michael W. Fry
Director and Executive Vice President

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: _4/10/17_________________                Thomas M. Marra_________________
Thomas M. Marra
Director and President (Principal Executive Officer)

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: March 23, 2017                        Daniel R. Guilbert
Daniel R. Guilbert
Director and Executive Vice President

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign Post - Effective Amendment No. 35 to the Registration Statement on Form N-4 (33-69712) of Symetra Separate Account C (811-8052) and Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (333-213191) of Symetra Separate Account SL (811-4909).

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission Post - Effective Amendment No. 35 to the Registration Statement on Form N-4, (33-69712) of Symetra Separate Account C (811-8052) and Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (333-213191) of Symetra Separate Account SL (811-4909) in accordance with the Securities Act of 1933 and the Investment Company Act of 1940.

The undersigned officer and/or director grants to such attorney-in-fact full power and authority to do and perform each and every act necessary and/or appropriate to effectuate the above as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: __April 17, 2017_____                Mark E. Hunt________________________
Mark E. Hunt
Director and Executive Vice President

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints David S. Goldstein her true and lawful attorney-in-fact and agent, for her and in her name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints David S. Goldstein to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director herself might or could do.

Dated: _April 6, 2017_______________                Margaret A. Meister_____
Margaret A. Meister
Director, Chief Financial Officer and Executive Vice                         President (Principal Financial Officer and Principal                         Accounting Officer)

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: _Mar 27, 2017________________                Hirofumi Miyahara______________________
Hirofumi Miyahara
Director

Power of Attorney

The undersigned officer and/or director of Symetra Life Insurance Company, hereby nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the following Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940:

Separate Account	‘40 Act Filing Number	Products	’33 Act Filing Number
Symetra Resource Variable Account B	811-4716	Spinnaker Plus Resource B Symetra True Variable Annuity	33-69600 33-06546 333-178461
Symetra Separate Account C	811-8052	Spinnaker Spinnaker Advisor Spinnaker Choice Symetra Focus Mainsail Symetra Retirement Passport	33-69712 333-41622 333-111216 333-137411 33-60331 333-158141
Symetra Deferred Variable Annuity Account	811-4961	Symetra Deferred Annuity	333-65087
Symetra Separate Account SL	811-4909	Premier Accumulation Life Symetra Complete Symetra Complete Advisor Enhanced Accumulation Life Milestone VUL-G	333-30329 333-136776 333-136776 33-10248 333-213191

The undersigned officer and/or director, further nominates and appoints Margaret A. Meister and David S. Goldstein, each with power to act alone, to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorney full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as Symetra Life Insurance Company itself and the undersigned officer and/or director himself might or could do.

Dated: ___3/23/17__________________                Masato Naitoh_______________________
Masato Naitoh
Director